BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	March 8, 2007

TO:	Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
c/o Wells Fargo Bank, N.A., not individually, but solely as Supplemental Interest Trust
ATTENTION:	Client Manager - HASCO 2007-HE1
TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):	FXNCC9274

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. (“BSFP”) and Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction.

1.
This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 8, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions Master Agreement, this Confirmation shall prevail.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Reference Number: FXNCC9274
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage
Pass-Through Certificates, Series 2007-HE1
March 8, 2007

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on the Schedule of Notional Amounts.

Trade Date:	March 5, 2007

Effective Date:	August 25, 2007

Termination Date:	March 25, 2014, subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts (Premium):

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Payment Date:	March 8, 2007

Fixed Amount:	USD 1,518,000

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	6.00000%

Floating Rate Payer
Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Reference Number: FXNCC9274
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage
Pass-Through Certificates, Series 2007-HE1
March 8, 2007

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Following

Calculation Agent:	BSFP

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.	Account Details and
Settlement Information:
Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty: Please provide to expedite payment: Wells Fargo Bank, N.A. San Francisco, CA ABA # 121-000-248 Acct. # 3970771416 Acct. Name: SAS Clearing FFC: 50994402

Reference Number: FXNCC9274
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage
Pass-Through Certificates, Series 2007-HE1
March 8, 2007

Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9274
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage
Pass-Through Certificates, Series 2007-HE1
March 8, 2007

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Michael Bellacosa___________________________
        Name: Michael Bellacosa
      Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, HSI ASSET
SECURITIZATION CORPORATION TRUST 2007-HE1,
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
2007-HE1

By: WELLS FARGO BANK, N.A., NOT IN ITS
INDIVIDUAL CAPACITY, BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUST TRUSTEE

By: /s/ Micheal Pinzon                                                  ________
Name: Michael Pinzon
Title: Vice President

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Reference Number: FXNCC9274
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage
Pass-Through Certificates, Series 2007-HE1
March 8, 2007

SCHEDULE OF NOTIONAL AMOUNTS
(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)
Effective Date	9/25/2007	48,763,203.00
9/25/2007	10/25/2007	60,396,889.00
10/25/2007	11/25/2007	72,707,697.00
11/25/2007	12/25/2007	85,170,107.00
12/25/2007	1/25/2008	96,578,265.00
1/25/2008	2/25/2008	106,995,249.00
2/25/2008	3/25/2008	116,481,256.00
3/25/2008	4/25/2008	125,101,916.00
4/25/2008	5/25/2008	132,904,825.00
5/25/2008	6/25/2008	139,935,480.00
6/25/2008	7/25/2008	146,249,430.00
7/25/2008	8/25/2008	151,918,182.00
8/25/2008	9/25/2008	157,446,288.00
9/25/2008	10/25/2008	163,472,178.00
10/25/2008	11/25/2008	170,073,421.00
11/25/2008	12/25/2008	175,356,578.00
12/25/2008	1/25/2009	179,475,341.00
1/25/2009	2/25/2009	182,447,297.00
2/25/2009	3/25/2009	184,264,005.00
3/25/2009	4/25/2009	185,104,686.00
4/25/2009	5/25/2009	185,601,318.00
5/25/2009	6/25/2009	186,136,903.00
6/25/2009	7/25/2009	188,170,678.00
7/25/2009	8/25/2009	189,173,333.00
8/25/2009	9/25/2009	189,290,227.00
9/25/2009	10/25/2009	188,649,502.00
10/25/2009	11/25/2009	187,363,994.00
11/25/2009	12/25/2009	185,537,374.00
12/25/2009	1/25/2010	183,268,908.00
1/25/2010	2/25/2010	180,696,524.00
2/25/2010	3/25/2010	178,018,336.00
3/25/2010	4/25/2010	175,248,724.00
4/25/2010	5/25/2010	172,400,957.00
5/25/2010	6/25/2010	169,487,934.00
6/25/2010	7/25/2010	166,522,855.00
7/25/2010	8/25/2010	163,513,362.00
8/25/2010	9/25/2010	160,468,979.00
9/25/2010	10/25/2010	157,398,448.00
10/25/2010	11/25/2010	154,309,780.00

Reference Number: FXNCC9274
Supplemental Interest Trust, HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage
Pass-Through Certificates, Series 2007-HE1
March 8, 2007

11/25/2010	12/25/2010	151,210,312.00
12/25/2010	1/25/2011	148,106,746.00
1/25/2011	2/25/2011	145,005,189.00
2/25/2011	3/25/2011	141,911,208.00
3/25/2011	4/25/2011	138,829,856.00
4/25/2011	5/25/2011	135,765,718.00
5/25/2011	6/25/2011	132,722,936.00
6/25/2011	7/25/2011	129,705,227.00
7/25/2011	8/25/2011	126,715,967.00
8/25/2011	9/25/2011	123,758,164.00
9/25/2011	10/25/2011	120,834,482.00
10/25/2011	11/25/2011	117,947,331.00
11/25/2011	12/25/2011	115,096,889.00
12/25/2011	1/25/2012	112,276,245.00
1/25/2012	2/25/2012	109,498,202.00
2/25/2012	3/25/2012	106,764,134.00
3/25/2012	4/25/2012	104,075,210.00
4/25/2012	5/25/2012	101,432,410.00
5/25/2012	6/25/2012	98,836,545.00
6/25/2012	7/25/2012	96,288,475.00
7/25/2012	8/25/2012	93,788,464.00
8/25/2012	9/25/2012	91,336,879.00
9/25/2012	10/25/2012	88,933,963.00
10/25/2012	11/25/2012	86,579,849.00
11/25/2012	12/25/2012	84,274,566.00
12/25/2012	1/25/2013	82,018,048.00
1/25/2013	2/25/2013	79,810,147.00
2/25/2013	3/25/2013	77,650,637.00
3/25/2013	4/25/2013	75,539,220.00
4/25/2013	5/25/2013	73,475,536.00
5/25/2013	6/25/2013	71,459,171.00
6/25/2013	7/25/2013	69,489,655.00
7/25/2013	8/25/2013	67,566,477.00
8/25/2013	9/25/2013	65,689,083.00
9/25/2013	10/25/2013	63,856,883.00
10/25/2013	11/25/2013	62,069,251.00
11/25/2013	12/25/2013	60,325,534.00
12/25/2013	1/25/2014	58,625,070.00
1/25/2014	2/25/2014	56,967,166.00
2/25/2014	Termination Date	55,351,111.00